Supplement to the currently effective Statement of Additional Information for the following funds:

Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Pathway Series: Growth Portfolio

The following disclosure replaces the last paragraph in the section entitled "Net Asset Value" for each of the funds listed above:


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Portfolio's Pricing Committee (or, in some cases the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio is determined in a manner which is intended to fairly reflect the fair market value of the property on the valuation date, based on special valuation procedures adopted by the Portfolio's Board and overseen primarily by the Portfolio's Pricing Committee.



August 31, 2001